Exhibit 10.1

FIRST OMNIBUS AMENDMENT

This FIRST OMNIBUS AMENDMENT (this “Amendment”) is made as of July 30, 2012, among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Receivables Funding”), as Borrower and as the Company, THE BANK OF NOVA SCOTIA (“Scotia”), as a Managing Agent, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”). as a Managing Agent and as Administrative Agent, COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION (“Professional Services”), a Delaware corporation, as Collection Agent under each of the Receivables Loan Agreement, Contribution Agreement, and Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement, the “Authorized Representative”), CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“CHS”), as Transferor and as Buyer, and EACH OF THE OTHER PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., as Originators. All capitalized terms used herein without reference shall have the meanings assigned to such terms in the Receivables Loan Agreement, dated as of March 21, 2012 (as amended, restated, modified or supplemented from time to time, the “Receivables Loan Agreement”), among Receivables Funding, as Borrower, the Lenders party thereto from time to time, Scotia, as a Managing Agent, CA-CIB, as a Managing Agent and as Administrative Agent, and Professional Services, as Collection Agent.

WHEREAS, Receivables Funding, as Borrower, Scotia, as a Managing Agent, CA-CIB, as a Managing Agent and as Administrative Agent and Professional Services, as Collection Agent, have entered into the Receivables Loan Agreement;

WHEREAS, CHS, as Transferor, Receivables Funding, as the Company, and Professional Services, as Collection Agent thereunder, have entered into the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended, restated, modified or supplemented from time to time, the “Contribution Agreement”);

WHEREAS, the Originators, as originators, Professional Services, as Collection Agent and Authorized Representative thereunder, and CHS, as Buyer, have entered into the Receivables Sale Agreement, dated as of March 21, 2012 (as amended, restated, modified or supplemented from time to time, the “Sale Agreement”): and

WHEREAS, the parties hereto desire to amend certain provisions of the Receivables Loan Agreement, Contribution Agreement and Sale Agreement, pursuant to Section

10.01	of the Receivables Loan Agreement, Section 9.01 of Contribution Agreement and Section
9.01	of the Sale Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.    Amendments to Receivables Loan Agreement.

(a)          The definition of “Patient Consent Form” set forth in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Patient Consent Form” means a form signed by each patient for which a Receivable has been or will be created: (i) with respect to Receivables originated on or prior to September 30, 2012, that is in form and substance consistent in all material respects with those forms used by the applicable Originator in the ordinary course of its business, and (ii) with respect to Receivables originated after September 30, 2012, that is in form and substance in compliance with Applicable Law to permit an Originator to disclose certain demographic and health information with respect to each patient to the Originator’s servicing agents and by such servicing agents and to any other Person (including the Administrative Agent and any Collection Agent) in the manner required or otherwise contemplated under the Facility Documents, except that, to the extent Applicable Law requires the Patient Consent Form to list specific persons or entities who may receive such patient information, such Patient Consent Form need not list the specific servicing agents or any other Person, including the Administrative Agent or any Collection Agent, in order to satisfy the requirements of this definition.

(b)          Section 5.01 (m) of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(m)    Audits.    From time to time, but at least once per calendar year, upon reasonable prior written notice to the Borrower during regular business hours the Borrower will permit the Administrative Agent and the Managing Agents, or their respective agents or representatives, to (i) examine and make copies of and abstracts from all Records, and (ii) visit the offices and properties of the Borrower for the purpose of examining such Records and to discuss matters relating to the Receivables or the Borrower’s performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters; provided that the Administrative Agent and the Managing Agents (and their respective agents or representatives) shall not request and the Borrower and the Collection Agent shall not provide to the Administrative Agent and the Managing Agents (or their respective agents or representatives), any information or access to information that would constitute “Protected Health Information” as that term is defined in regulations implementing HIPAA, where such examination or access is prohibited by Applicable Law without a Patient Consent Form that lists the Administrative Agent, the Managing Agents and their specific agents or representatives who will access “Protected Health Information”. Unless an Event of Default or a Trigger Event has occurred and is continuing, only one such examination and visit per calendar year shall be at the expense of the Borrower.

(c)          Section 5.01 (x) of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(x)    Deviation from Patient Consent Form.    At any time following September 30, 2012, without the prior written consent of the Administrative Agent, the Borrower will not, and will not suffer or permit the Collection Agent or any Originator to, substitute, alter, modify, or change in any way any of the Patient Consent Forms except in an Immaterial Respect.

SECTION 2.     Amendments to Contribution Agreement.

(a)          Section 4.01 (cc) of the Contribution Agreement is hereby amended and restated in its entirety to read as follows:

(cc)     Commencing September 30, 2012, Patient Consent Forms are being obtained from each patient and customer receiving services or products.

(b)          Section 5.01(e) of the Contribution Agreement is hereby amended and restated in its entirety to read as follows:

(e)       Audits.    From time to time, but at least once per calendar year, upon reasonable prior written notice from the Company during regular business hours, the Transferor will permit the Company, or its agents or representatives, to (i) examine and make copies of and abstracts from all Records, (ii) visit the offices and properties of the Transferor for the purpose of examining such Records, and to discuss matters relating to the Receivables or the Transferor’s performance hereunder with any of the officers or employees of the Transferor having knowledge of such matters and (iii) have access to its software for the purposes of examining such Records; provided that in no event shall Transferor be required to allow examination of or access to “Protected Health Information”, as such term is defined in regulations implementing HIPAA, where such examination or access is prohibited by Applicable Law without a Patient Consent Form that lists the Company and its specific agents or representatives who will access “Protected Health Information”. Unless an Event of Termination or an “Event of Default” or a “Trigger Event” under the Loan Agreement has occurred and is continuing, only one such examination and visit per calendar year shall be at the expense of the Transferor.

SECTION 3.     Amendments to Sale Agreement.

(a)          The definition of “Patient Consent Form” set forth in Section 1.01 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Patient Consent Form” means a form signed by each patient for which a Receivable has been or will be created: (i) with respect to Receivables originated on or prior to September 30, 2012, that is in form and substance consistent in all material respects with those forms used by the applicable Originator in the ordinary course of its business, and (ii) with respect to Receivables originated after September 30, 2012, that is in form and substance in compliance with Applicable Law to permit an Originator to disclose certain demographic and health information with respect to each patient to the Originator’s servicing agents and by such servicing agents and to any other Person (including the Administrative Agent and any Collection Agent) in the manner required or otherwise contemplated under the Facility Documents, except that, to the extent Applicable Law requires the Patient Consent Form to list specific persons or entities who may receive such patient information, such Patient Consent Form need not list the specific servicing agents or any other Person, including the Administrative Agent or any Collection Agent, in order to satisfy the requirements of this definition.

(b)          Section 4.01(bb) of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

(bb)      Commencing September 30, 2012, Patient Consent Forms are being obtained from each patient and customer receiving services or products.

(c)          Section 5.01(h) of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

(h)        Audits.    From time to time, but at least once per calendar year, upon reasonable prior written notice from the Buyer during regular business hours, each Originator will permit the Buyer, or its agents or representatives, to (i) examine and make copies of and abstracts from all Records, (ii) visit the offices and properties of each Originator for the purpose of examining such Records, and to discuss matters relating to the Receivables or each Originator’s performance hereunder with any of the officers or employees of such Originator having knowledge of such matters and (iii) have access to its software for the purposes of examining such Records; provided that, in no event shall any Originator be required to allow examination of or access to “Protected Health Information”, as such term is defined in regulations implementing HIPAA, where such examination or access is prohibited by Applicable Law without a Patient Consent Form that lists the Buyer and its specific agents or representatives who will access “Protected Health Information”. Unless an Event of Termination or an “Event of Default” or a “Trigger Event” under the Contribution Agreement or the Loan Agreement has occurred and is continuing, only one such examination and visit per calendar year shall be at the expense of the Originators.

(d)          Section 5.0l(s) of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

(s)        Deviation from Patient Consent Form.    At any time following September 30, 2012, without the prior written consent of the Buyer, no Originator will, nor will it suffer or permit the Collection Agent to, substitute, alter, modify, or change in any way any of the Patient Consent Forms except in an Immaterial Respect.

SECTION 4.     Consent to Amendments to Business Associate Agreements.      The Administrative Agent and each Managing Agent hereby provides its prior written consent and each of the parties hereto agrees to the amendment by the CHS Parties to (a) the Business Associate Agreement, (b) that certain business associate addendum, dated March 14, 2012, between the Collection Agent and FTI Consulting, Inc. and (c) each business associate addendum between or among the CHS Parties executed in connection with the transactions contemplated by the Receivables Loan Agreement, which amendments, in each case, shall add the “Qualified Service Organization” provision that has been reviewed by the parties hereto to the applicable Facility Document to allow the release of information protected by the federal and state substance abuse treatment regulations without consent.

SECTION 5.    Effectiveness.    This Amendment shall become effective as of the date hereof at such time that executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto.

SECTION 6.    Representations and Warranties.

(a)      Each of the Borrower and the Collection Agent makes each of the representations and warranties contained in Sections 4.01 and 4.02, respectively, of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(b)      Each of the Borrower and the Collection Agent further represents and warrants that, both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute an Event of Default.

SECTION 7.    Confirmation of Agreements.    All references to each of the Receivables Loan Agreement, Contribution Agreement and Sale Agreement in the Facility Documents and the other documents and instruments delivered pursuant to or in connection with such Facility Documents shall mean, respectively, (i) the Receivables Loan Agreement as amended by this Amendment, and as hereafter modified, amended or restated, (ii) the Contribution Agreement as amended by this Amendment, and as hereafter modified, amended or restated and (iii) the Sale Agreement as amended by this Amendment, and as hereafter modified, amended or restated. Except as herein expressly amended, each of the Receivables Loan Agreement, Contribution Agreement and Sale Agreement are ratified and confirmed in all respects and shall remain in full force and effect in accordance with each agreement’s respective terms.

SECTION 8.    GOVERNING LAW.            THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 9.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

CHS RECEIVABLES FUNDING, LLC, as Borrower and as Company

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, as Collection Agent under each of the Receivables Loan Agreement, Contribution Agreement and Sale Agreement and as Authorized Representative

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

CHS/COMMUNITY HEALTH SYSTEMS, INC., as Transferor and as Buyer

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

CRÈDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and as a Managing Agent

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

Signature Page to First Omnibus Amendment

THE BANK OF NOVA SCOTIA, as a Managing Agent

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow, Director
Title:

Signature Page to First Omnibus Amendment

ORIGINATORS:

AFFINITY HOSPITAL, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

BERWICK HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

BLUEFIELD HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

BROWNWOOD HOSPITAL, L.P.

By: Brownwood Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

BULLHEAD CITY HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

CARLSBAD MEDICAL CENTER, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

COATESVILLE HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

COLLEGE STATION HOSPITAL, LP

By: College Station Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

CRESTVTEW HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

DEACONESS HEALTH SYSTEM, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

DYERSBURG HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

EMPORIA HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

FOLEY HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

FRANKLIN HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

GADSDEN REGIONAL MEDICAL CENTER, LLC.

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

GALESBURG HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

GRANBURY HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

GRANITE CITY ILLINOIS HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

GREENBRIER VMC, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

HOSPITAL OF MORRISTOWN, INC.

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

JACKSON, TENNESSEE HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

JOURDANTON HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

LAKE WALES HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

LAREDO TEXAS HOSPITAL COMPANY, L.P.

By: Webb Hospital Corporation
Its: General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

LAS CRUCES MEDICAL CENTER, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

LEA REGIONAL HOSPITAL, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P.

By:	Regional Hospital of Longview, LLC
Its:	General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

MARTIN HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

MARY BLACK HEALTH SYSTEM LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

MCKENZIE-WILLAMETTE REGIONAL MEDICAL CENTER ASSOCIATES, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

MCNAIRY HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

MCSA, L.L.C.

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

MOBERLY HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

NATIONAL HEALTHCARE OF LEESVILLE, INC.

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

NATIONAL HEALTHCARE OF MT. VERNON, INC.

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

NAVARRO HOSPITAL, L.P.

By: Navarro Regional, LLC
Its: General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

NORTHAMPTON HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

NORTHWEST HOSPITAL, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

ORO VALLEY HOSPITAL, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

PAYSON HOSPITAL CORPORATION

By:	/s /James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

PETERSBURG HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

PHOENIXVILLE HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

PINEY WOODS HEALTHCARE SYSTEM, L.P.

By: Woodland Heights Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

POTTSTOWN HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

QHG OF ENTERPRISE, INC.

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

QHG OF SOUTH CAROLINA, INC.

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

RUSTON LOUISIANA HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P.

By: San Angelo Community Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

SAN MIGUEL HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

SHELBYVILLE HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

TOOELE HOSPITAL CORPORATION

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

VICTORIA OF TEXAS, L.P.

By: Detar Hospital, LLC
Its: General Partner

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

WAUKEGAN ILLINOIS HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment

WESLEY HEALTH SYSTEM LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

WEST GROVE HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

WOMEN & CHILDREN’S HOSPITAL, LLC

By:	/s/ James W. Doucette

Name:	James W. Doucette
Title:	Vice President and Treasurer

Signature Page to First Omnibus Amendment